SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_____________________

AMENDMENT NO. 1 TO FORM 8-K

_____________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): May 10, 2005

EFFECTIVE PROFITABLE SOFTWARE, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

DELAWARE	000-50494	98-0412432
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

1 Innwood Circle, Suite 209

Little Rock, Arkansass 72211

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

501-223-3310

(ISSUER TELEPHONE NUMBER)

FORWARD LOOKING STATEMENTS

This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant’s management as well as estimates and assumptions made by Registrant’s management. When used in the filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to Registrant or Registrant’s management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant’s industry, Registrant’s operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward looking statements to conform these statements to actual results.

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On May 10, 2005 (the “Effective Date”), pursuant to a Stock Purchase Agreement And Share Exchange (the “Agreement”) between the Company and EPS, Inc. (“EPS”), an Arkansas corporation, and the shareholders of EPS (“Shareholders”) (collectively EPS and the shareholders of EPS shall be known as the “EPS Group”), the Company purchased all of the outstanding shares of EPS for the issuance of 10,056,000 shares of the Company’s stock to the EPS shareholders. Pursuant to the Agreement, EPS became a wholly owned subsidiary of the Company. The acquisition was approved by the unanimous consent of our Board of Directors on May 10, 2005. Pursuant to the terms of the Agreement, the Company is filing an Amendment with the State of Delaware changing its name to EPS, Inc.

ITEM 2.01	COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

Pursuant to the Agreement, the Company purchased all of the outstanding shares of EPS for the issuance of 10,056,000 shares of the Company’s stock to the EPS shareholders and EPS became a wholly owned subsidiary of the Company.

EPS, Inc. is an evaluation software company that focuses on bringing affordable evaluation tools to the general public. The Little Rock based company is lead by Don Bratcher, Gary Moore and Richard Torti. EPS uses in house proprietary software for evaluation of markets, stocks, commodities, and other financial instruments.

EPS has developed an innovative evaluation system we will call the TimingWave. At the center of the system is a 100% mechanical, unemotional timing model that is both powerful and simple to use. It’s web-based access will make it both affordable and accessible, and it’s evaluations are easily understood.

EPS will leverage the proprietary evaluation system to quickly gain market share. Priced at less than a dollar a day, it has user friendly functions that produce reliable and clear evaluations for it’s subscribers.

EPS will concentrate on the unserved masses that are overlooked and often ignored by the larger financial houses. The financial advisors, financial analysts, CPA’s, and financial services sales agents will be targeted with free access so they can introduce clients to the software. Money managers will be given demonstrations on the evaluation ability of the software in order to acquire evaluations contracts. President Bush’s “Ownership Society” has the potential to divert billions of Social Security dollars back to individuals to invest. The enormous potential of the entire American work force having additional self directed investment dollars to manage is staggering.

A combination of sales, banking, management, accounting, and technical evaluation makes up the EPS management team. All share the same desire to bring an affordable evaluation system to the public.

Gary Moore. Gary Moore brings to the Company more than 25 years experience in the banking industry. Mr. Moore is the President and is responsible for the development and infrastructure of ePS which is a merchant service provider and a regional bank. He was the co-founder of AMDS which is a merchant service provider for credit card processing. He sold his interest in AMDS to his partners in June 2003. Prior to such time he was the head government bond trader for Union Planter Bank where he managed bond positions and traded over a billion bonds monthly. He was also employed in the mortgage division of Union Planters where his responsibilities included correspondent banking and developing relationships with regional banks. He received his degree in Journalism/Public Relations from the University of Memphis in 1976.

Don Bratcher. Mr. Bratcher has over 25 years experience in finance and has served in various capacities at both small and large companies. He is presently self-employed as a Futures and Options Trader. From 1993-2004 he acted as Examiner In-Charge and Examiner on behalf of various state insurance departments for financial condition examinations of insurance companies participating in all phases of the examination process. In such capacities he performed in-house desk audits and financial analysis of both domestic and foreign insurers. Prior to such time he was the Senior Insurance Examiner for the Arkansas Insurance Department, Little Rock, AR. He was responsible for the supervision and participation in the examination of domestic and foreign insurance companies to determine financial condition and compliance with Arkansas insurance law. Mr. Bratcher is a Certified Financial Examiner and Member of the Arkansas Society of Certified Public Accountants.

ITEM 3.02	UNREGISTERED SALES OF EQUITY SECURITIES

On May 10, 2005, pursuant to the Agreement, the Company issued 10,056,000 shares of its common stock to the EPS shareholders in exchange for the shares of EPS. These shares were issued in reliance on an exemption from registration under Section 4(2) of the Securities Act of 1933.

These shares of our common stock qualified for exemption under Section 4(2) of the Securities Act of 1933 since the issuance of shares by us did not involve a public offering. The offering was not a “public offering” as defined in Section 4(2) due to the insubstantial number of persons involved in the deal, the size of the offering, and the manner of the offering. We did not undertake an offering in which we sold a high number of shares to a high number of investors. In addition, the EPS shareholders had the necessary investment intent as required by Section 4(2) since each shareholder agreed to and received share certificates bearing a legend stating that such shares are restricted pursuant to Rule 144 of the 1933 Securities Act. This restriction ensures that these shares would not be immediately redistributed into the market, and therefore not be part of a “public offering.” Based on an analysis of the above factors, we have met the requirements to qualify for exemption under Section 4(2) of the Securities Act of 1933 for this transaction.

ITEM 5.03	CHANGE IN FISCAL YEAR

On May 10, 2005, the Company elected to change its fiscal year end to December 31st. Based upon same, the Company’s next filing will be for the period ending June 30, 2005 on Form 10-QSB.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial Statements of Business Acquired.

Financial statements of the business acquired are included herein.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Exhibits.

2.1	Stock Purchase Agreement and Share Exchange dated as of May 10, 2005 between the Company and EPS and the shareholders of EPS *

* Incorporated by reference to Exhibit 2 to our Form 8-k filed on May 13, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

MODENA 2, INC.

By:	/s/ Gary Moore
Gary Moore
President

Dated: June 6, 2006

EPS, INC.

(A DEVELOPMENT STAGE COMPANY)

FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2004

EPS, INC.

(A DEVELOPMENT STAGE COMPANY)

CONTENTS

PAGE	1	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PAGE	2	BALANCE SHEET AS OF DECEMBER 31, 2004

PAGE	3	STATEMENT OF OPERATIONS FOR THE PERIOD FROM FEBRUARY 23, 2004 (INCEPTION) TO DECEMBER 31, 2004

PAGE	4	STATEMENT OF CHANGES IN STOCKHOLDERS’ EQUITY (DEFICIENCY) FOR THE PERIOD FROM FEBRUARY 23, 2004 (INCEPTION) TO DECEMBER 31, 2004

PAGE	5	STATEMENT OF CASH FLOWS FOR THE PERIOD FROM FEBRUARY 23, 2004 (INCEPTION) TO DECEMBER 31, 2004

PAGES	6 - 9	NOTES TO FINANCIAL STATEMENTS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of:

EPS, Inc.

(A Development Stage Company)

We have audited the accompanying balance sheet of EPS, Inc. (a development stage company) as of December 31, 2004 and the related statements of operations, changes in stockholders’ deficiency and cash flows for the period from February 23, 2004 to December 31, 2004. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly in all material respects, the financial position of EPS, Inc. (a development stage company) as of December 31, 2004 and the results of its operations and its cash flows for the period from February 23, 2004 to December 31, 2004 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 4 to the financial statements, the Company is in the development stage with no operations and has a negative cash flow from operations of $74,640 from inception. These factors raise substantial doubt about its ability to continue as a going concern. Management’s plans concerning this matter are also described in Note 4. The accompanying financial statements do not include any adjustments that might result from the outcome of this uncertainty.

WEBB & COMPANY, P.A.

Boynton Beach, Florida

February 16, 2006

EPS, INC.

(A DEVELOPMENT STAGE COMPANY)

BALANCE SHEET

AS OF DECEMBER 31, 2004

ASSETS
CURRENT ASSETS
Cash	$1,544
Total Current Assets	1,544

PROPERTY AND EQUIPMENT, NET	17,380

OTHER ASSETS
Deposits	1,400
Prepaid expense	26,000
Total Other Assets	27,400

TOTAL ASSETS	$46,324

LIABILITIES AND STOCKHOLDERS’ DEFICIENCY

CURRENT LIABILITIES
Accounts payable and accrued expenses	$859
Stockholders loans	48,400

TOTAL LIABILITIES	49,259

STOCKHOLDERS’ DEFICIENCY
Common stock, $0.0001 par value, 100,000,000 shares authorized, 10,056,000 shares issued and outstanding	1,006
Additional paid in capital	106,140
Accumulated deficit during development stage	(110,081)
Total Stockholders’ Deficiency	(2,935)

TOTAL LIABILITIES AND STOCKHOLDERS’ DEFICIENCY	$46,324

See accompanying notes to financial statements.

EPS, INC.

(A DEVELOPMENT STAGE COMPANY)

STATEMENTS OF OPERATIONS

FOR THE PERIOD FROM FEBRUARY 23, 2004 (INCEPTION) TO DECEMBER 31, 2004

REVENUES	$-

OPERATING EXPENSES
General and administrative	109,466
Total Operating Expenses	109,466

LOSS FROM OPERATIONS	(109,466)

OTHER INCOME (EXPENSE)
Other income	31
Interest expense	(646)
Total Other Income (Expense)	(615)

NET LOSS BEFORE PROVISION FOR INCOME TAXES	(110,081)

Provision for Income Taxes	-

NET LOSS	$(110,081)

Net loss per share - basic and diluted	$(0.01)

Weighted average number of shares outstanding during the period - basic and diluted	9,120,737

See accompanying notes to financial statements.

EPS, INC.

(A DEVELOPMENT STAGE COMPANY)

STATEMENT OF STOCKHOLDERS’ DEFICIENCY

FOR THE PERIOD FROM FEBRUARY 23, 2004 (INCEPTION) TO DECEMBER 31, 2004

	Common Stock		Additional Paid-In	Accumulated Deficit During Development
	Shares	Amount	Capital	Stage	Total

Common stock issued to founders for cash ($0.001 per share)	9,000,000	$900	$-	$-	$900

Common stock issued for services ($0.10 per share)	600,000	60	59,940	-	60,000

Common stock issued for cash ($0.10 per share)	456,000	46	45,554	-	45,600

In-kind contribution of interest on stockholders’ loans	-	-	646	-	646

Net loss for the period from February 23, 2004 (inception) to December 31, 2004	-	-	-	(110,081)	(110,081)

BALANCE, DECEMBER 31, 2004	10,056,000	$1,006	$106,140	$(110,081)	$(2,935)

See accompanying notes to financial statements.

EPS, INC.

(A DEVELOPMENT STAGE COMPANY)

STATEMENTS OF CASH FLOWS

FOR THE PERIOD FROM FEBRUARY 23, 2004 (INCEPTION) TO DECEMBER 31, 2004

CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(110,081)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation	1,336
Stock issued for services	60,000
In-kind contribution of interest on stockholder’s loans	646
Changes in operating assets and liabilities:
Deposits	(1,400)
Prepaid	(26,000)
Accrued expenses	216
Accounts payable	643
Net Cash Used In Operating Activities	(74,640)

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of property and equipment	(18,716)
Net Cash Used In Investing Activities	(18,716)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from issuance of loan payable – related party	48,400
Proceeds from issuance of common stock	46,500
Net Cash Provided By Financing Activities	94,900

NET INCREASE IN CASH	1,544

CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD	-

CASH AND CASH EQUIVALENTS AT END OF PERIOD	$1,544

Supplemental Disclosures Of Cash Flow Information:

Cash paid during the period for interest	$-

Cash paid during the period for taxes	$-

See accompanying notes to financial statements.

EPS, INC.

(A DEVELOPMENT STAGE COMPANY)

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2004

NOTE 1	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION

(A) Organization

EPS, Inc., (a development stage company) (the “Company”) was incorporated in the state of Arkansas on February 23, 2004.

Activities during the development stage include developing the business plan and raising capital.

The company intends to develop computer software for use in technical analysis of financial markets.

(B) Revenue Recognition

Revenue is recognized when persuasive evidence of an arrangement exists, delivery has occurred, the fee is fixed or determinable and collectability is assured.

(C) Cash and Cash Equivalents

The Company considers cash on hand and amounts on deposit with financial institutions which have original maturities of three months or less to be cash and cash equivalents.

(D) Use of Estimates

In preparing financial statements in conformity with generally accepted accounting principles, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and revenues and expenses during the reported period. Actual results could differ from those estimates

(E) Property and Equipment

Property and equipment are recorded at cost. Depreciation is computed using the declining balance method over the estimated useful lives of the various classes of assets as follows:

Computers and equipment	5 years
Furniture and fixtures	7 years

EPS, INC.

(A DEVELOPMENT STAGE COMPANY)

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2004

(F) Income Taxes

The Company accounts for income taxes under the Statement of Financial Accounting Standards No. 109, “Accounting for Income Taxes” (“Statement 109”). Under Statement 109, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Under Statement 109, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. As of December 31, 2004, the Company has a net operating loss carryforward of approximately $110,081 available to offset future taxable income through 2024. The valuation allowance at December 31, 2004 was $37,428. The net change in the valuation allowance for the period ended December 31, 2004 was an increase of $37,428.

(G) Fair Value of Financial Instruments

The Company’s financial instruments include cash and cash equivalents, accounts payable and liabilities to shareholders. The carrying amounts of other financial instruments approximate their fair value because of short-term maturities.

(H) Earnings Per Share

Basic earnings per share is computed by dividing earnings available to stockholders by the weighted-average number of shares outstanding for the period as guided by the Financial Accounting Standards Board (FASB) under Statement of Financial Accounting Standards (SFAS) No. 128, "Earnings per Shares". Diluted earnings-per-share reflects the potential dilution of securities that could share in the earnings.

(I) Concentrations of Credit Risk

Financial instruments which potentially expose the Company to concentrations of credit risk consist principally of operating demand deposit accounts if those accounts are in excess of $100,000. As at December 31, 2004 there were no cash deposits in excess of the FDIC limit.

EPS, INC.

(A DEVELOPMENT STAGE COMPANY)

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2004

(J) Recent Accounting Pronouncements

Statement of Financial Accounting Standards (“SFAS”) No. 151, “Inventory Costs – an amendment of ARB No. 43, Chapter 4” SFAS No. 152, “Accounting for Real Estate Time-Sharing Transactions - an amendment of FASB Statements No. 66 and 67,” SFAS No. 153, “Exchanges of Non-monetary Assets – an amendment of APB Opinion No. 29,” and SFAS No. 123 (revised 2004), “Share-Based Payment,” were recently issued. SFAS No. 151, 152, 153 and 123 (revised 2004) have no current applicability to the Company and have no effect on the financial statements.

NOTE 2	RELATED PARTY TRANSACTIONS

The Company’s officers have loaned the Company working capital in the form of an unsecured demand note. At December 31, 2004 the Company owed $48,400. There are no terms on the note and the Company expects to retire this note during the year 2006. The Company is accruing interest at a rate of 4% per annum and classifying the expense as an in-kind contribution.

NOTE 3	STOCKHOLDERS’ EQUITY

(A) Issuance of Common Stock to Founders

On February 23, 2004, the company issued 9,000,000 shares of common stock to the Company’s officers for services regarding the initial start up of the Company. The value of these shares was $900, or $.0001 per share.

(B) Stock Issued for Cash

During the six months ending December 31, 2004, the Company undertook a private placement issuance, Regulation D Rule offering whereby 456,000 shares of common stock were issued for a value of $45,600, or $0.10 per share.

(C) Stock Issued for Services

On April 1, 2004, the Company issued 100,000 shares of common stock for legal services. The value of these shares was $10,000 or $0.10 per share.

During the last quarter of 2004, the Company issued 500,000 shares of common stock for services. The value of these shares was $50,000, or $0.10 per share.

EPS, INC.

(A DEVELOPMENT STAGE COMPANY)

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2004

(D) In-Kind Contribution

During the period ended December 31, 2004, $646 of in-kind contributions relating to imputed interest on related party loans was recorded.

NOTE 4	GOING CONCERN

As reflected in the accompanying financial statements, the Company is in the development stage with no operations and has a negative cash flow from operations of $74,640. This raises substantial doubt about its ability to continue as a going concern. The ability of the Company to continue as a going concern is dependent on the Company’s ability to raise additional capital and implement its business plan. The financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

Management believes that actions presently being taken to obtain additional funding and implement its strategic plans provide the opportunity for the Company to continue as a going concern.

NOTE 5	SUBSEQUENT EVENTS

In January 2005, the Company issued 100,000 shares of common stock for services. The value of these shares was $10,000 or $0.10 per share.

On May 10, 2005 pursuant to a stock purchase agreement and share exchange between the Company and Effective Profitable Software, Inc. and the shareholders of Effective Profitable Software, Inc., we purchased all of the outstanding shares of Effective Profitable Software, Inc. for the issuance of 10,156,000 (50,780,000 post-split) shares of our stock to Effective Profitable Software, Inc. shareholders. Pursuant to the agreement, Effective Profitable Software, Inc. became a wholly owned subsidiary of the Company. As a result of the agreement, the transaction was treated for accounting purposes as a reorganization by the accounting acquirer (EPS, Inc.) and as a recapitalization by the accounting acquiree (Effective Profitable Software, Inc. f/k/a Modena 2, Inc.).